Exhibit 99.1

BANKFINANCIAL CORPORATION

First QUARTER 2025

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected unaudited quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2025	2024
	IQ	IVQ	IIIQ	IIQ	IQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.58%	(0.49)%	0.56%	0.58%	0.46%
Return on equity (ratio of net income to average equity) (1)	5.31	(4.43)	5.03	5.44	4.38
Net interest rate spread (1)	2.94	2.92	2.90	3.11	3.07
Net interest margin (TEB) (1) (2)	3.50	3.49	3.47	3.67	3.59
Efficiency ratio (3)	83.11	84.54	76.73	80.39	84.11
Noninterest expense to average total assets (1)	3.05	3.13	2.82	3.03	3.17
Average interest–earning assets to average interest–bearing liabilities	133.17	133.97	133.26	134.44	135.89
Number of full service offices	18	18	18	18	18
Employees (full time equivalents)	191	197	198	206	217

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$20,274	$20,647	$19,412	$19,505	$18,533
Interest-bearing deposits in other financial institutions	124,129	64,182	95,798	113,432	105,475
Interest-bearing time deposits in other financial institutions	33,862	34,156	45,073	53,754	39,180
Securities, at fair value	357,165	360,530	264,905	222,906	239,549
Loans receivable, net	841,055	887,586	923,939	987,745	1,007,980
Foreclosed assets, net	1,337	1,391	1,966	1,898	2,332
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	7,490	7,490	7,490	7,490	7,490
Premises and equipment, net	22,464	22,889	22,674	22,765	22,614
Bank-owned life insurance	18,305	18,301	18,277	18,291	18,382
Deferred taxes	3,561	3,761	3,590	4,019	4,159
Other assets	12,479	13,881	14,536	25,885	14,364
Total assets	$1,442,121	$1,434,814	$1,417,660	$1,477,690	$1,480,058

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,232,931	$1,217,541	$1,199,412	$1,252,273	$1,259,286
Borrowings	15,000	20,000	20,000	25,000	25,000
Subordinated notes, net of unamortized issuance costs	18,253	18,736	18,726	18,715	18,705
Other liabilities	18,442	22,160	20,414	24,224	21,036
Total liabilities	1,284,626	1,278,437	1,258,552	1,320,212	1,324,027
Stockholders’ equity	157,495	156,377	159,108	157,478	156,031
Total liabilities and stockholders’ equity	$1,442,121	$1,434,814	$1,417,660	$1,477,690	$1,480,058

(1)	Annualized
(2)	Calculated on a tax equivalent basis (“TEB”) assuming a federal income tax rate of 21% and an average state income tax rate of 9.5%.
(3)	The efficiency ratio represents noninterest expense, divided by the sum of net interest income and noninterest income.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2025	2024
	IQ	IVQ	IIIQ	IIQ	IQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$16,312	$16,687	$16,886	$17,655	$17,345
Total interest expense	4,817	5,010	5,225	5,079	4,818
Net interest income	11,495	11,677	11,661	12,576	12,527
Provision for (recovery of) credit losses	(296)	4,650	485	(122)	12
Net interest income after provision for (recovery of) credit losses	11,791	7,027	11,176	12,698	12,515
Noninterest income	1,634	1,570	1,482	1,276	1,461
Noninterest expense	10,912	11,199	10,084	11,135	11,766
Income (loss) before income tax	2,513	(2,602)	2,574	2,839	2,210
Income tax expense (benefit)	432	(838)	581	705	500
Net income (loss)	$2,081	$(1,764)	$1,993	$2,134	$1,710
Basic and diluted earnings (loss) per common share	$0.17	$(0.14)	$0.16	$0.17	$0.14

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$884	$875	$915	$834	$809
Loan servicing fees	187	232	97	97	156
Trust insurance commissions and annuities income	437	354	405	349	450
Loss on sale of premises and equipment	(5)	(20)	(20)	(9)	(75)
Earnings (loss) on bank-owned life insurance	4	24	(14)	(91)	(87)
Gain on repurchase of Subordinated notes	42	—	—	—	107
Other	85	105	99	96	101
Total noninterest income	$1,634	$1,570	$1,482	$1,276	$1,461

Noninterest Expense
Compensation and benefits	$5,704	$5,710	$5,441	$5,943	$6,052
Office occupancy and equipment	2,047	1,689	1,532	1,861	2,241
Advertising and public relations	130	177	117	112	90
Information technology	1,015	934	971	1,049	1,002
Professional fees	405	410	299	382	454
Supplies, telephone, and postage	289	273	281	292	286
FDIC insurance premiums	157	159	156	144	161
Other	1,165	1,847	1,287	1,352	1,480
Total noninterest expense	$10,912	$11,199	$10,084	$11,135	$11,766

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2025	2024
	IQ	IVQ	IIIQ	IIQ	IQ
LOANS
One–to–four family residential real estate	$14,090	$14,829	$15,634	$17,707	$18,247
Multi-family residential real estate	506,498	521,957	524,340	527,542	526,087
Nonresidential real estate	104,610	108,153	109,799	109,635	110,319
Commercial loans and leases	221,403	248,595	280,218	339,216	360,328
Consumer	1,733	1,623	1,847	1,787	1,248
	848,334	895,157	931,838	995,887	1,016,229
Allowance for credit losses	(7,279)	(7,571)	(7,899)	(8,142)	(8,249)
Loans, net	$841,055	$887,586	$923,939	$987,745	$1,007,980

LOAN ORIGINATIONS (1)
One–to–four family residential real estate	$273	$336	$149	$268	$173
Multi-family residential real estate	2,144	3,311	4,837	14,177	5,561
Nonresidential real estate	—	1,200	2,658	34	—
Commercial loans	134,132	130,969	149,449	171,430	158,172
Equipment finance	5,161	7,861	8,068	6,207	3,427
Consumer	426	490	722	1,184	471
	$142,136	$144,167	$165,883	$193,300	$167,804
Weighted average interest rate	7.62%	7.82%	8.26%	8.77%	9.04%

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate	$1,013	$1,126	$2,280	$823	$852
Multi-family residential real estate	17,477	5,713	8,094	12,387	6,931
Nonresidential real estate	3,538	2,712	2,619	711	7,684
Commercial loans	140,783	135,351	171,276	165,347	161,429
Equipment finance	25,668	30,402	44,315	33,140	34,669
Consumer	532	592	722	682	612
	$189,011	$175,896	$229,306	$213,090	$212,177
Weighted average interest rate	7.03%	7.28%	7.69%	8.17%	8.24%

(1)	Loan originations include purchased loans, draws on revolving lines of credit and exclude loan renewals.
(2)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2025	2024
	IQ	IVQ	IIIQ	IIQ	IQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate	$107	$126	$34	$39	$34
Multi–family residential real estate	1,395	1,453	1,458	—	—
Nonresidential real estate	—	393	393	380	—
Equipment finance	14,911	14,960	20,446	20,395	20,475
Consumer	—	2	—	—	—
	16,413	16,934	22,331	20,814	20,509

Loans past due over 90 days still accruing	1	—	—	—	—

Other foreclosed assets, net	1,337	1,391	1,966	1,898	2,332

Nonperforming assets	$17,751	$18,325	$24,297	$22,712	$22,841

Asset Quality Ratios
Nonperforming assets to total assets	1.23%	1.28%	1.71%	1.54%	1.54%
Nonperforming loans to total loans (1)	1.93	1.89	2.40	2.09	2.02
Nonperforming commercial-related loans to total commercial-related loans (2)	1.96	1.91	2.44	2.13	2.05
Nonperforming residential and consumer loans to total residential and consumer loans	0.68	0.78	0.19	0.20	0.17
Allowance for credit losses to nonperforming loans	44.35	44.71	35.37	39.12	40.22

Concentrations of Credit
Commercial real estate for FFIEC concentration limits	$595,943	$613,914	$616,985	$621,628	$620,694
% FFIEC total capital	352.64%	368.12%	361.51%	359.51%	364.28%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$242,644	$254,850	$253,491	$269,868	$297,958
% FFIEC total capital	143.58%	152.82%	148.53%	156.07%	174.87%

(1)	Nonperforming loans include nonaccrual loans and loans past due 90 days and still accruing.
(2)	Commercial-related loans include multi-family mortgage, nonresidential real estate, and commercial loans and leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2025	2024
	IQ	IVQ	IIIQ	IIQ	IQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate	$175	$218	$164	$167	$204
Multi–family residential real estate	9,000	1,168	686	1,421	—
Nonresidential real estate	433	441	449	457	465
Commercial loans and leases	2,230	2,628	4,700	3,154	3,606
Consumer	3	4	3	3	5
	$11,841	$4,459	$6,002	$5,202	$4,280

ALLOWANCE FOR CREDIT LOSSES
Beginning balance	$7,571	$7,899	$8,142	$8,249	$8,345
Charge–offs:
Multi–family residential real estate	—	(5)	—	—	—
Commercial loans and leases	(36)	(4,968)	(731)	(10)	(158)
Consumer	(10)	(7)	(12)	(12)	(13)
	(46)	(4,980)	(743)	(22)	(171)
Recoveries:
One–to–four family residential real estate	2	1	22	2	3
Multi–family residential real estate	2	2	6	4	6
Commercial loans and leases	10	2	—	7	5
Consumer	1	1	—	—	—
	15	6	28	13	14

Net charge–offs	(31)	(4,974)	(715)	(9)	(157)
Provision for (recovery of) credit losses - loans	(261)	4,646	472	(98)	61
Ending balance	$7,279	$7,571	$7,899	$8,142	$8,249

Allowance for credit losses to total loans	0.86%	0.85%	0.85%	0.82%	0.81%
Net charge–offs ratio (1)	(0.01)	(2.19)	(0.30)	—	(0.06)

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2025	2024
	IQ	IVQ	IIIQ	IIQ	IQ
DEPOSITS
Noninterest–bearing demand	$231,935	$238,826	$226,882	$262,585	$256,698
Interest–bearing NOW accounts	288,857	277,059	276,551	287,668	297,010
Money market accounts	308,924	305,538	306,679	311,276	309,695
Savings deposits	164,323	161,139	160,815	167,250	171,521
Certificates of deposit - retail	238,892	234,979	228,485	223,494	224,362
	$1,232,931	$1,217,541	$1,199,412	$1,252,273	$1,259,286

SELECTED AVERAGE BALANCES
Total average assets	$1,432,964	$1,430,554	$1,430,931	$1,470,076	$1,484,332
Total average interest–earning assets	1,363,715	1,361,554	1,359,833	1,399,280	1,415,175
Average loans	870,896	908,908	964,827	1,010,123	1,031,256
Average securities	347,092	308,981	252,735	242,591	186,339
Average stock in FHLB & FRB	7,490	7,490	7,490	7,490	7,490
Average other interest–earning assets	138,237	136,175	134,781	139,076	190,090
Total average interest–bearing liabilities	1,024,008	1,016,350	1,020,434	1,040,842	1,041,381
Average interest–bearing deposits	986,215	977,619	977,529	997,132	996,741
Average borrowings and Subordinated notes	37,793	38,731	42,905	43,710	44,640
Average stockholders’ equity	156,891	159,454	158,540	156,785	156,115

SELECTED YIELDS AND COST OF FUNDS (1)
Total average interest–earning assets	4.85%	4.88%	4.94%	5.07%	4.93%
Average loans	5.23	5.15	5.07	5.32	5.21
Average securities (TEB) (2)	4.30	4.02	4.45	4.09	2.96
Average other interest–earning assets	4.57	4.95	5.46	5.51	5.51
Total average interest–bearing liabilities	1.91	1.96	2.04	1.96	1.86
Average interest–bearing deposits	1.82	1.88	1.94	1.87	1.75
Average cost of total deposits	1.46	1.52	1.57	1.49	1.39
Average cost of retail and commercial deposits	1.79	1.88	1.94	1.87	1.75
Average cost of wholesale deposits, borrowings and Subordinated notes	4.80	4.13	4.18	4.19	4.34
Average cost of funds	1.54	1.60	1.66	1.58	1.49
Net interest rate spread	2.94	2.92	2.90	3.11	3.07
Net interest margin (TEB) (2)	3.50	3.49	3.47	3.67	3.59

(1)	Annualized
(2)	Calculated on a tax equivalent basis assuming a federal income tax rate of 21% and an average state income tax rate of 9.5%.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2025	2024
	IQ	IVQ	IIIQ	IIQ	IQ
CAPITAL RATIOS
BankFinancial Corporation (1)
Equity to total assets (end of period)	10.92%	10.90%	11.22%	10.66%	10.54%
Risk–based total capital ratio	23.57	21.79	21.56	20.52	20.73
Common Tier 1 (CET1)	20.28	18.70	18.53	17.60	17.75
Risk–based tier 1 capital ratio	20.28	18.70	18.53	17.60	17.75
Tier 1 leverage ratio	10.91	10.90	11.11	10.75	10.59
Tier 1 capital	$156,147	$155,832	$158,778	$157,984	$157,062
BankFinancial, NA (2)
Risk–based total capital ratio	22.02%	20.08%	19.96%	19.31%	19.30%
Common Tier 1 (CET1)	21.10	19.24	19.11	18.46	18.43
Risk–based tier 1 capital ratio	21.10	19.24	19.11	18.46	18.43
Tier 1 leverage ratio	11.38	11.23	11.48	11.32	11.03
Tier 1 capital	$161,901	$159,779	$163,355	$165,368	$162,715

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$12.64	$12.70	$12.18	$10.29	$10.50
High	13.58	13.97	12.56	10.70	11.12
Low	11.53	11.36	10.01	9.60	9.65
Common shares outstanding	12,460,678	12,460,678	12,460,678	12,460,678	12,460,678
Book value per share	$12.64	$12.55	$12.77	$12.64	$12.52
Cash dividends declared on common stock	$0.10	$0.10	$0.10	$0.10	$0.10
Dividend payout ratio	59.88%	(70.64)%	62.52%	58.39%	72.94%
Stock repurchases	$—	$—	$—	$—	$156
Stock repurchases – shares	—	—	—	—	15,203

EARNINGS PER SHARE COMPUTATIONS
Net income (loss)	$2,081	$(1,764)	$1,993	$2,134	$1,710
Weighted average basic and dilutive common shares outstanding	12,460,678	12,460,678	12,460,678	12,460,678	12,468,052
Basic and diluted earnings (loss) per common share	$0.17	$(0.14)	$0.16	$0.17	$0.14

(1)

As a small bank holding company, the Company is exempt from the Federal Reserve Board's risk-based capital and leverage rules.  BankFinancial Corporation capital data is included for informational purposes only.

(2)

As a qualifying community bank pursuant to Section 201 of the Economic Growth, Regulatory Relief and Consumer Protection Act of 2018, the Bank elected to adopt the Community Bank Leverage Ratio requirement in 2020. The Community Bank Leverage Ratio is equal to the Bank's Tier 1 Leverage Ratio.  Other BankFinancial, NA capital data is included for informational purposes only.